1 Portfolio Update Meeting March 30, 2021 Exhibit 99.1

W W W . K B S . C O M The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust II’s (the “Company” or “KBS REIT II”) Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), including the “Risk Factors” contained therein. Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. You should interpret many of the risks identified in this presentation and in our Annual Report as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Forward-Looking Statements 2 Important Disclosures

W W W . K B S . C O M On November 13, 2019, the special committee and board of directors of KBS REIT II unanimously approved the sale of all of KBS REIT II’s assets and its dissolution pursuant to the terms of KBS REIT II’s plan of complete liquidation and dissolution (the “Plan of Liquidation”). The principal purpose of the Plan of Liquidation is to provide liquidity to stockholders by selling KBS REIT II’s assets, paying its debts and distributing the net proceeds from liquidation to stockholders. On March 5, 2020, KBS REIT II’s stockholders approved the Plan of Liquidation. For more information, see the Plan of Liquidation, which is included as an exhibit to the Annual Report. There are many factors that may affect the amount of liquidating distributions ultimately paid to KBS REIT II’s stockholders, including, among other things, the ultimate sale price of each asset and the actual liquidation timing, changes in market demand for office properties during the sales process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities that could arise. No assurance can be given as to the amount or timing of liquidating distributions KBS REIT II will ultimately pay to its stockholders. If KBS REIT II underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately paid to KBS REIT II’s stockholders could be less than estimated. The COVID-19 pandemic, together with the resulting measures imposed to help control the spread of the virus, including quarantines, “shelter in place” and “stay at home” orders, travel restrictions, restrictions on businesses and school closures, has had a negative impact on the economy and business activity globally. The COVID-19 pandemic is negatively impacting almost every industry, including the U.S. office real estate industry and the industries of KBS REIT II’s tenants, directly or indirectly. The extent to which the COVID-19 pandemic impacts the Company’s operations and those of its tenants and the Company’s implementation of the Plan of Liquidation, depends on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. If tenants default on their rent and vacate, the ability to re-lease this space is likely to be more difficult if the economic slowdown continues and any long term impact of this situation, even after an economic rebound, remains unclear. Given the uncertainty and current business disruptions as a result of the outbreak of COVID-19, the Company’s implementation of the Plan of Liquidation may be materially and adversely impacted and this may have a material effect on the ultimate amount and timing of liquidating distributions received by stockholders. Forward-Looking Statements 3 Important Disclosures (cont.)

W W W . K B S . C O M Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated value per share and estimated range of liquidating distributions as of March 11, 2021. On March 11, 2021, the Company’s board of directors approved an estimated value per share of the Company’s common stock of $2.07 based on the Company’s net assets in liquidation, divided by the number of shares outstanding, all as of December 31, 2020. For a full description of the methodologies, limitations and assumptions used in the calculation of the estimated liquidation value of the Company’s assets and liabilities, see Part II, Item 5 of the Company’s Annual Report. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Moreover, the Company did not obtain appraisals in connection with the determination of the estimated value per share. Even small changes to these assumptions could result in significant differences in the estimated value per share and the estimated range of liquidating distributions as of March 11, 2021. The Company adopted the liquidation basis of accounting as of and for the periods subsequent to February 1, 2020. Net assets in liquidation represents the remaining estimated liquidation value available to stockholders upon liquidation. The liquidation value of real estate represents the estimated amount of cash that the Company will collect through the disposal of its assets, including any residual value attributable to lease intangibles, as it carries out the Plan of Liquidation. As of December 31, 2020, the Company estimated the liquidation value of its investments in real estate based on internal valuation methodologies using a combination of the direct capitalization approach, sales comparison approach and discounted cash flow analyses and relied primarily on discounted cash flow analyses for the estimated liquidation value for each of the four office properties and relied on a sales comparison approach for the office building that is part of an office campus, which was vacant. The discounted cash flow value of each of the four office properties was calculated using property-level cash flow estimates, terminal capitalization rates and discount rates that fall within ranges the Company believes would be used by similar investors to value the properties based on recent comparable market transactions adjusted for unique property and market-specific factors. The sales comparison approach utilizes sales of comparable properties, adjusted for differences, to determine an appropriate value per rentable square foot of space. Due to the uncertainty in the timing of the sale of the Company's remaining real estate properties and the estimated cash flows from operations, actual liquidation costs and sale proceeds may differ materially from the amounts estimated, which risks are heightened as a result of the outbreak of COVID-19. The statements herein also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain and/or improve occupancy levels and rental rates at its real estate properties during the liquidation; the Company’s ability to sell its real estate properties at the times and at the prices it expects; the Company’s ability to successfully negotiate modifications, extensions or any needed refinancing of its debt obligations; the Company’s ability to successfully implement the Plan of Liquidation; and other risks identified in Part I, Item 1A of the Company’s Annual Report. Forward-Looking Statements 4 Important Disclosures (cont.)

W W W . K B S . C O M The Impact of COVID-19 on Capital Markets and US Real Estate Investments 5

KBS

COVID-19: The Economy and Office Market Fundamentals

- The Organization for Economic Cooperation and Development said the American economy is projected to expand 6.5% this year, up from the previous forecast of 3.2% in December 2020 due to the recent stimulus plan and rapid vaccine rollout.[1]
- According to the Department of Labor, total U.S. nonfarm payroll employment rose by 379,000 in February 2021 with most of the job gains occurring in leisure and hospitality, and the unemployment rate was little changed at 6.2%.[2]

Rents:

- National 2020 asking rents declined by an average of 1.2% year-over-year, according to CoStar data.[3]
- Asking rents have remained more stable than originally predicted because of how fast the recession hit and landlords are willing to wait it out, rather than cut rates, however, landlords have been willing to offer record-breaking concessions.[3]

Vacancy:

- The national average vacancy rate was 15.0%, an increase of 160 bps over the last year.[4]
- According to a Cushman & Wakefield September 2020 study, it expects vacancies to trend downward starting Q1 2022.[3]


201

1 "U.S. Growth Could Surge on Stimulus and Vaccine Rollout". New York Times, March 9, 2021.
2 "The Employment Situation – February 2021". Bureau of Labor Statistics, February 2021.
3 "CBD Office Values Show Little Sign of Distress". WealthManagement.com, Feb. 18, 2021.
4 "CommercialEdge National Office Report March 2021". CommercialEdge, Mar. 18, 2021.

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KBS

COVID-19:
Recovering Markets

- By comparison, major CBD office markets (i.e. New York City, NY and San Francisco, CA) will continue to struggle, while secondary and suburban markets will prove to be more resilient, according to JLL.[1]
- Austin, TX ranks third in metros that have lost the least amount of jobs during the pandemic. 5,600 jobs were added in December 2020, narrowing pandemic-related job losses to 7,400.[2]
- In Raleigh, NC, more than 10,600 jobs openings - primarily in tech - were posted in January 2021, a 22.5% increase year-over-year, according to the North Carolina Technology Association.[3]


Nonfarm payroll jobs
Austin MSA
Not seasonally adj
Seasonally adjusted
1,150,000
1,125,000
1,100,000
1,075,000
1,050,000
1,025,000
1,000,000
975,000
950,000
925,000
900,000
875,000
850,000
825,000
800,000
775,000
750,000
725,000
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Austin has 11,500 fewer jobs (1.0%) than it did one year ago. Gains over the last 7 months have recovered 94% of the jobs lost in March and April.
Source: Texas Workforce Commission, CES.

1 "Office Occupancy Losses Were Unprecedented in 2020". GlobeSt.com, Jan. 21, 2021.
2 "Job Growth & Unemployment". Austin Chamber of Commerce, Jan. 26, 2021.
3 "Tech jobs market in Raleigh is red hot, up more than 20% from 2020". WRAL TechWire, Feb. 16, 2021.

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W W W . K B S . C O M • A recent survey showed that 62% of human resources leaders plan to continue safety measures they have put in place.1 • Employees are feeling more comfortable to return to the office. In fact, three in four workers hope to return to an office at some point in the future at least part-time, according to a recent survey by JLL.2 • Post-COVID, the highest-quality office properties with certain features such as quality HVAC systems, flexible amenity options and touchless technologies that limit human touch and interactions will be in greater demand, according to the senior director of research and analysis with real estate services firm CBRE.3 • Landlords are rethinking office design to include more outdoor workspace. • Amazon plans to build a 350-foot-tall “spiraling vertical forest” at its second headquarters in Arlington County, VA that will feature outdoor walkways with trees and plants that twist up to the top of the building.4 • Conclusion: there will be more pricing power for landlords of higher quality buildings, according to the senior director of research and analysis with real estate services firm CBRE.3 8 COVID-19: Proactive Landlords Make Workplace Safe and Healthy 1 Gartner Survey, Dec. 15, 2020. 2 “3 in 4 Workers Want to Return to an Office in the Future—Here’s How They Expect the Workplace to Change”. CNBC, Dec. 1, 2020. 3 “CBD Office Values Show Little Sign of Distress”. WealthManagement.com, Feb. 18, 2021. 4 “Amazon unveils design for ‘Helix’ office building at HQ2 — here’s what it will look like”. CNBC, Feb. 2, 2021.Amazon HQ2 Rendering

W W W . K B S . C O M Since April 1, 2020, a number of tenants have requested rent relief, most in the form of rent deferrals or abatement. Depending upon the duration of the various measures imposed to help control the spread of the virus and the corresponding economic slowdown, these tenants or additional tenants may seek rent deferrals or abatements in future periods or become unable to pay their rent. Through March 17, 2021, rent collections are as follows: Over the course of the COVID-19 crisis, the Company has received short-term rent relief requests from tenants who have been directly impacted by the COVID-19 pandemic. As of December 31, 2020, the Company had granted a total of $0.4 million in rent relief to eight tenants structured as temporary deferral arrangements of base rent or rent abatement. In most cases, it is in the Company’s best interest to help its tenants remain in business and reopen when mandated closures or other restrictions are lifted. Rent relief requests to date may not be indicative of collections or requests in any future period. 9 Period of Rent Collected % of Rent Collected Q2 2020 98% Q3 2020 99% Q4 2020 99% January 2021 99% February 2021 99% COVID-19: Rent Collections

W W W . K B S . C O M 10 Impact on Plan of Liquidation COVID-19: On March 5, 2020, the Plan of Liquidation was approved by our stockholders. The Plan of Liquidation authorizes the Company to undertake an orderly liquidation. In an orderly liquidation, the Company will sell all of its remaining properties, pay all of its known liabilities, provide for the payment of its unknown or contingent liabilities, distribute its remaining cash to its stockholders, wind up its operations and dissolve. While pursuing the Plan of Liquidation, the Company intends to continue to manage its portfolio of assets to maintain and, if possible, improve the quality and income-producing ability of its properties to enhance property stability and better position its remaining assets for sale. While rent collections have been strong from April 2020 through March 2021, COVID-19 has certainly impacted the timing of liquidation as follows: • Capital Improvement Projects – There are substantial capital improvement projects that were well underway at multiple properties. These projects have experienced delays as construction crews navigate through business closures and stay-at- home orders. However, construction activity is beginning to resume and the Company will focus to complete these projects. • Leasing – As one would expect, leasing activity has come to a near halt for property tours and inquiries for new prospects. In addition, many of the leasing transactions that were in various stages of negotiation have slowed but continue to move forward slowly. The Company expects tours and inquiries for new prospects to increase as states begin to reopen. • Real Estate Transaction Activity - Few if any sales transactions are occurring at the moment. Investments that were in various phases of the marketing process have been removed from the market and investments that were under due diligence have also slowed or been dropped by potential purchasers. As a result of the above, the Company has delayed the original sales plan for most assets within the 24 month liquidation window, in an attempt to maximize value and allow the capital markets to improve.

W W W . K B S . C O M 11 The Company adopted the liquidation basis of accounting as of and for the periods subsequent to February 1, 2020. Net assets in liquidation represents the remaining estimated liquidation value available to stockholders upon liquidation. Due to the uncertainty in the timing of the sale of the Company's remaining real estate properties and the estimated cash flows from operations, actual liquidation costs and sale proceeds may differ materially from the amounts estimated. Liquidation Update & Liquidating Distributions Liquidation Distribution History as of December 31, 2020 Amount Record Date Payment Date 1st Liquidating Distribution $0.75 March 5, 2020 March 10, 2020 2nd Liquidating Distribution $0.25 August 3, 2020 August 7, 2020 3rd Liquidating Distribution $0.40 December 24, 2020 December 30, 2020 Total Liquidating Distributions $1.40 The net proceeds from the sales of 250 & 350 Holger on September 25, 2020 and December 23, 2020, respectively, allowed the board to authorize a $0.40 per share third liquidating distribution on December 24, 2020, which was paid on December 30, 2020. Pursuant to the Plan of Liquidation, since March 5, 2020, the board of directors has approved aggregate liquidating distributions of $1.40/share to stockholders as of December 31, 2020. We expect to continue to pay liquidating distribution payments to our stockholders through the completion of our liquidation process and to pay the final liquidating distribution after we sell all of our assets, pay all of our known liabilities and provide for unknown liabilities. Third Liquidating Distribution

W W W . K B S . C O M 12 The March 11, 2021 estimated value per share was based on an estimated range of remaining liquidating distributions per share as of December 31, 2020 of $1.91 to $2.24 1. When the March 11, 2021 estimated range of remaining liquidating distributions per share is added to aggregate liquidating distributions of $1.40 per share paid from March 5, 2020 through December 31, 2020, the resulting aggregate estimated range of liquidating distributions under the Plan of Liquidation is $3.31 to $3.64 per share 2. Estimated Value per Share and Updated Liquidation Range On March 11, 2021, our board of directors approved an estimated value per share of our common stock of $2.07 based on our net assets in liquidation, divided by the number of shares outstanding, all as of December 31, 2020. Net assets in liquidation represents the remaining estimated liquidation value available to stockholders upon liquidation. Estimated Net Assets in Liquidation December 31, 2020 September 30, 2020 Real Estate $3.79 $4.16 Other Assets 0.14 0.31 Total Assets $3.93 $4.47 Notes Payable $1.31 $1.30 Liabilities for estimated costs in excess of estimated receipts during liquidation 0.39 0.60 Liabilities for estimated closing costs and disposition fees 0.09 0.10 Other Liabilities 0.07 0.06 Total Liabilities $1.86 $2.06 Estimated Net Assets in Liquidation $2.07 $2.41 Liquidating Distributions Paid $1.40 $1.00 Estimated Net Assets in Liquidation plus Liquidating Distributions Paid $3.47 $3.41 1 See the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for more information. 2 As disclosed in the Company’s definitive proxy statement filed with the SEC on December 9, 2019, the initial estimated range in liquidating distributions was $3.40 to $3.83 per share. 3 The reduction in estimated net assets in liquidation per share from September 30, 2020 to December 31, 2020 primarily relates to the Third Liquidating Distribution in the amount of $0.40 per share of common stock paid to stockholders on December 30, 2020. 3

W W W . K B S . C O M 13 District ❘ 237 San Jose, CA • District | 237 (formerly Corporate Technology Centre) was re-branded and repositioned in early 2019 after the vacancy of Ericsson which allowed KBS to better position the asset for today’s technology companies. As of December 31, 2020, there was one building remaining as the Company sold one additional building in Q4 2020. 350 Holger • The 350 Holger building was sold on December 23, 2020 for a sales price of $50.5 million. KBS had leased 100% of the building to NXP for 96,500 square feet. 300 Holger • The 300 Holger building is currently vacant and KBS is marketing the property for lease or potential sale to an owner- occupier buyer.

W W W . K B S . C O M Portfolio Overview Geographic Diversification2 1 Leased occupancy includes future leases that had been executed but had not yet commenced as of December 31, 2020. 2 Based on occupied square feet as of December 31, 2020. Occupied SF Expirations as of December 31, 2020 Key Statistics Leased Occupancy1 14 As of December 31, 2020 4% 4% 6% 27% 7% 5% 3% 2% 2% 7% 4% 29% 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 O cc u p ie d S F E xp ir in g No. of Assets 5 Total Rentable Sq. Ft. 2,425,389 Cost Basis $891.5 Million Wtd Avg Lease Term 6.2 years Economic Occupancy 73.4% Leased Occupancy1 74.0% No. of Tenants 84 Leverage 37% CA 28% CO 27% AZ 25% VA 20% 100.0% 82.5% 71.5% 61.4% 0.0% 0% 25% 50% 75% 100% Fountainhead Plaza Granite Tower Union Bank Plaza Willow Oaks Corporate Tech Centre

W W W . K B S . C O M Tenancy Overview As of December 31, 2020 Industry Diversification1 1 Based on occupied square feet as of December 31, 2020. 2 Includes various other industries that individually represent less than 3%. 15 Top 10 Tenants Industry Property Occupied SF % of Portfolio The University of Phoenix Educational Services Fountainhead Plaza 24.8% Anadarko Petroleum Corporation Mining, Oil & Gas Extraction Granite Tower 16.6% Union Bank Finance Union Bank 13.6% Fairfax County School Board Public Administration Willow Oaks 6.9% Personal Capital Advisors Corp. Finance Granite Tower 1.8% Orthovirginia Health Care and Social Assistance Willow Oaks 1.5% Everwest Real Estate Investors Real Estate Granite Tower 1.2% Fairfax Radiological Consultants, P.C. Health Care and Social Assistance Willow Oaks 1.2% Robinson, Waters & O’Dorisio PC Legal Services Granite Tower 1.2% Yoka & Smith, LLP Legal Services Union Bank 1.1% TOTAL (based on total occupied square feet) 69.9% Weighted Average Lease Term (Top 10 Tenants) 7.5 years Other 2 11% Health Care and Social Assistance 6% Public Administration 7% Other Services 4% Real Estate 3% Mining, Quarrying, and Oil and Gas Extraction 18% Education Services 25% Finance 19% Legal Services 7%

KBS

Property Update

Granite Tower

Denver, CO



KBS completed significant renovations for Granite Tower including the following:

- Bright and transparent architectural pavilion that has expanded the main lobby and ground floor common area which supports a new food and beverage operation extending to the upgraded outdoor gathering space.
- A new, 100-bicycle storage facility is now located adjacent to the expanded lobby with easy access to the building elevators.
- The capstone of the new improvements entailed converting the entire third floor into a new amenity floor, which features an open lounge and outdoor deck overlooking downtown.
- Tenants can now host formal meetings accommodating up to 138 people in the new conference facility and enjoy a new gym with group workout classes, Peloton bikes and locker rooms.

- KBS's renovations have proven key to attracting and retaining premier tenants to this property. In 2020, KBS signed 26,538 square feet of new leases and thus far in 2021, KBS was successful in attracting a 13,000-square-foot new tenant to the property at above market rents.
- The property is currently 82.5% leased.

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W W W . K B S . C O M 17 Granite Tower Denver, CO Completed Renovations

W W W . K B S . C O M 18 Granite Tower Denver, CO Completed Renovations

W W W . K B S . C O M Liquidation Timeline Substantially complete liquidation within 24 months from March 5, 2020, the day our stockholders approved the Plan of Liquidation. 19 Obtain Shareholder vote on liquidation - completed on March 5, 2020. Made 1st ,2nd and 3rd liquidating distributions in March, August and December 2020 Continue to execute liquidation during 2021, making periodic liquidating distributions

20 Q&A For additional questions, contact KBS Capital Markets Group Investor Relations (866) 527-4264